UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On July 13, 2021, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ ANNOUNCES EQUITY AND DEBT FINANCINGS,
INCLUDING INVESTMENT BY CEO

Sherman Oaks, California - July 13, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, is pleased to announce that it has received irrevocable subscription agreements for gross proceeds of US$2,144,999.92 for an aggregate of 17,874,996 units (a "Unit" or "Units") of the Company at US$0.12 per Unit (the "Equity Offering"). Each Unit shall consist of (i) one (1) common share of the Company, and (ii) one (1) transferable common share purchase warrant. Each warrant shall entitle the holder thereof to acquire one additional common share of the Company at US$0.12 per share, 9,541,663 for twenty-four (24) months from issuance and 8,333,333 for sixty (60) months from issuance. The subscriptions include a US$225,000 subscription from Mr. Alex Blyumkin, an officer and director of Petroteq, for 1,875,000 Units. In connection with the issue and sale of the Units pursuant to the Equity Offering, the Company has agreed to compensate registered dealers (i) cash commissions of an aggregate of US$37,999.99, and (ii) non-transferable compensation options to purchase an aggregate of 577,082 common shares at US$0.12 per share, 316,666 for twenty-four (24) months from issuance and 260,416 for forty-eight (48) months from issuance.

The Company is also pleased to announce that it has agreed to a fourth follow on debt financing with a previous arm's length lender. The lender has provided an irrevocable subscription agreement for (i) a US$3,000,000 principal amount (including a 20% OID) convertible secured debenture of the Company, and (ii) 20,833,333 transferable common share purchase warrants, for the total subscription price of US$2,500,000. The debenture will have a term of forty-eight (48) months and shall bear interest at a rate of 10.0% per annum, payable quarterly, and at the option of the subscriber, subject to a forced conversion right of the Company, will be convertible into common shares of the Company at US$0.12 per share. Each warrant shall entitle the holder thereof to acquire one (1) additional common share of the Company at US$0.12 per share until the date that is forty-eight (48) months from issuance. In connection with the subscription, a registered dealer is entitled on closing to (i) a cash commission equal to 8% ($200,000) of the subscription price, and (ii) compensation options to purchase 5,208,333 common shares of the Company at US$0.12 per share until the date that is forty-eight (48) months from issuance. In addition, the Company will reimburse the subscriber for its costs, expenses and due diligence fees in connection with the subscription. An affiliated party to the previous lender has also provided an irrevocable subscription agreement for (i) a US$300,000 principal amount convertible debenture of the Company, and (ii) 2,500,000 transferable common share purchase warrants, for the total subscription price of US$300,000. The debenture will have a term of twenty-four (24) months and shall bear interest at a rate of 8.0% per annum, payable quarterly, and at the option of the subscriber, subject to a forced conversion right of the Company, will be convertible into common shares of the Company at US$0.12 per share. Each warrant shall entitle the holder thereof to acquire one (1) additional common share of the Company at US$0.12 per share until the date that is twenty-four (24) months from issuance. In connection with the subscription, a registered dealer is entitled on closing to compensation options to purchase 625,000 common shares of the Company at US$0.12 per share until the date that is forty-eight (48) months from issuance.

The Company has also received an irrevocable subscription agreement for (i) US$120,000 principal amount (including a 20% OID) convertible debenture of the Company, and (ii) 833,333 transferable common share purchase warrants, for the total subscription price of US$100,000. The debenture will have a term of twenty-four (24) months and shall bear interest at a rate of 8.0% per annum, payable quarterly, and at the option of the subscriber will be convertible into common shares of the Company at US$0.12 per share. Each warrant shall entitle the holder thereof to acquire one (1) additional common share of the Company at US$0.12 per share until the date that is twenty-four (24) months from issuance.

The net proceeds of the Equity Offering and the debt offerings will be used by the Company on its extraction technology in Asphalt Ridge, Utah and for working capital.

"I believe that the subscriptions for more than US$5 million, including US$225,000 of my own money, is an indication that there is confidence in support in our company, our technology and our prospects," said Alex Blyumkin, Executive Chairman of Petroteq. "We are excited to continue to develop our technology and commence consistent commercial production at our plant".

In addition, the Company announces its intention to complete a debt conversion transaction with an arm's length service providers pursuant to which the Company will issue an aggregate of 5,583,333 common shares of the Company at a deemed price of US $0.12 per share in satisfaction of US$670,000 and 250,000 shares in satisfaction of $30,000. The Company (with the service provider's consent) determined to satisfy the indebtedness with common shares to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital.

The foregoing transactions are subject to negotiation and execution of definitive agreements, approval of the directors of the Company and regulatory approval from the TSX Venture Exchange (the "Exchange"). The foregoing securities will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, the securities issuable pursuant to the transactions noted herein will be subject to a Canadian four-month hold period.

The subscription by Mr. Blyumkin is a "related party transaction" as defined under Multilateral Instrument 61-101 ("MI 61-101"). The transaction is exempt from the formal valuation requirements of MI 61-101 since none of the securities of the Company are listed on a stock exchange specified in section 5.5(b) thereof. The proposed transaction is exempt from the minority shareholder approval requirements of MI 61-101 since, at the time the transaction was agreed to, neither the fair market value of the transaction nor the fair market value of the consideration for the transaction, insofar as it involves interested parties, exceeded 25% of the Company's market capitalization.

About Petroteq Energy Inc.

Petroteq is an integrated oil company focused on the development and implementation of a new proprietary technology for oil extraction and remediation. The Company has an environmentally safe and sustainable technology for the extraction and reclamation of heavy and bitumen from oil sands, oil shale deposits and shallow oil deposits. Petroteq is engaged in the development and implementation of its patented environmentally friendly heavy oil processing and extraction technologies. Petroteq is currently focused on developing its oil sands resources and expanding production capacity at its Asphalt Ridge soil remediation and heavy oil extraction processing facility located near Vernal, Utah.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including closing of the transactions noted herein. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: execution of definitive agreements and receipt of director and Exchange approval for the transactions. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange or the directors of the Company to provide necessary approvals; all closing conditions being satisfied or waived; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: July 13, 2021	By:	/s/ Alex Blyumkin
Alex Blyumkin
Executive Chairman